Supplement dated June 3, 2009 to the current prospectuses
The following information supplements the “Annual operating expenses” table presented under “Fund summary — Investor costs”:
Expenses for the current fiscal year may be higher than those shown in the “Annual operating expenses” table for one or more of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) the termination of voluntary expense cap reimbursements and/or fee waivers, as applicable.
Shareholders should retain this Supplement for future reference.